UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2018

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On October 8 2018 Strata Skin Sciences, Inc. (the "Company") dismissed EisnerAmper LLP ("EisnerAmper") as the Company's independent registered public accounting firm. The decision to dismiss EisnerAmper as the Company's registered public accounting firm was approved by the Audit Committee of the Company's Board of Directors.

The audit reports by EisnerAmper on the financial statements of the Company as of and for the years ended December 31, 2016 and 2017, did not contain any adverse opinion or disclaimer of opinion, and were not modified or qualified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2017 and throughout the subsequent interim period through October 12, 2018, there were no (1) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K between the Company and EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such fiscal years, or (2) any "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided EisnerAmper with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that EisnerAmper furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of EisnerAmper's letter dated October 12, 2018 is filed as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm.

 On October 10, 2018, the company engaged BDO USA, LLP ("BDO") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. The decision to engage BDO as the Company's registered public accounting firm was approved by the Audit Committee of the Company's Board of Directors.

During the fiscal years ended December 31, 2016 and December 31, 2017, and the subsequent interim periods through October 12, 2018, neither the Company nor anyone acting on its behalf has consulted with BDO regarding (i) the application of accounting principles to a specific transaction, neither completed nor proposed, nor the type of audit opinion that might be rendered on the Company's financial statements or the effectiveness of internal controls over financial reporting, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a "disagreement" within  the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any "reportable event" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
16.1 Letter of EisnerAmper LLP, dated October 12, 2018

Exhibit No.	Exhibit Description
16.1	Letter of EisnerAmper LLP, dated October 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: October 12, 2018	By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer